Exhibit 99.1

Revolution Lighting Technologies Provides Business Update

– Q3 Revenues Expected to Exceed $26 Million –

– Company Expects to Achieve Positive Adjusted EBITDA in Q3 –

Stamford, CT, October 6, 2014 – Revolution Lighting Technologies, Inc. (NASDAQ: RVLT) (“Revolution Lighting”), a leading provider of advanced LED lighting solutions, today provided a business update for the third quarter of 2014.

Revenue in the third quarter of 2014, which includes the recently completed Value Lighting acquisition, is expected to exceed $26 million, as compared to $5.3 million in the third quarter of 2013. Third quarter revenue exceeded second quarter 2014 revenue by approximately 50%. The Company expects to achieve positive Adjusted EBITDA in the third quarter and continued positive Adjusted EBITDA in the fourth quarter, while becoming cash flow positive in the fourth quarter. The Company reiterates that second half 2014 revenue is expected to be in the $55-$60 million range.

“We continued to build on our momentum in the third quarter as we entered into a $25 million loan agreement with Bank of America that provides us with the financial flexibility to fund our continued growth and execution of our business strategy,” said Robert V. LaPenta, Chairman and Chief Executive Officer, Revolution Lighting Technologies. “The integration of Value Lighting continues to progress as planned and is leading to new opportunities and market penetration in the multifamily residential housing sector. We are continually evaluating multiple acquisition opportunities to drive our growth and penetration into new geographic and vertical markets. We completed several large strategic LED retrofit projects in Q3 and our sales pipeline is robust, positioning our company for accelerated growth throughout the remainder of the year and beyond.”

LaPenta continued, “Our previously announced plan to sell our LED products through Staples’ Quill online stores is in place but has been delayed. We are working towards completion of the software implementation process and expect to be listed on the Quill online site in the fourth quarter.”

Q3 Business Highlights

•	Entered into a three year loan and security agreement with Bank of America. The agreement allows Revolution Lighting to borrow up to $25 million on a revolving basis.

•	Completed the largest LED lighting retrofit project in Connecticut at the Connecticut Convention Center (CCC) in Hartford.

•	Delivered over 100,000 linear LED tubes to more than 20 public school structures in the State of New Jersey. The Company’s LED lighting retrofit program continues to see significant growth in the education market with an additional 15 school systems in the pipeline for LED retrofit installations in Q4 and into 2015.

Additional Business Updates

The Company expects to start hosting quarterly conference calls concurrent with its earnings releases. The Company has started discussions with several investment banks with the goal of building a larger institutional shareholder base and obtaining research coverage during the fourth quarter of 2014.

Liquidity Position

The Company deployed part of its Bank of America loan and substantially reduced accounts payable and other liabilities by approximately $8 million.

Q3 Earnings

The Company will issue a full earnings report for the third quarter of 2014 in early November.

About Revolution Lighting Technologies Inc.

Revolution Lighting Technologies, Inc. is a leader in the design, manufacture, marketing, and sale of light emitting diode (LED) lighting solutions focusing on the industrial, commercial and government markets in the United States, Canada, and internationally. Through advanced technology and aggressive new product development, Revolution Lighting has created an innovative, multi-brand, lighting company that offers a comprehensive advanced product platform. The company goes to market through its Seesmart brand, which designs, engineers and manufactures an extensive line of high-quality interior and exterior LED lamps and fixtures; Lighting Integration Technologies Inc., which sells and installs Seesmart products; Lumificient, which supplies LED illumination for the signage industry; Relume Technologies, a leading manufacturer of outdoor LED products; and Sentinel, a revolutionary patented and licensed monitoring and smart grid control system for outdoor lighting applications. Revolution Lighting Technologies markets and distributes its product through a network of independent sales representatives and distributors, as well as through energy savings companies, national accounts and its wholly owned subsidiary, Value Lighting, a leading supplier of lighting solutions to the multifamily residential housing sector and new construction marketplace across the U.S. Revolution Lighting Technologies trades on the NASDAQ under the ticker RVLT. For additional information, please visit: www.rvlti.com.

Cautionary Statement for Forward-Looking Statements

Certain of the above statements contained in this press release are forward-looking statements that involve a number of risks and uncertainties, including statements relating to our business pipeline and sales opportunities, our revenue and Adjusted EBITDA outlook for the third quarter and full year 2014. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Revolution Lighting’s filings under the Securities Exchange Act for additional factors that could cause actual results to differ materially, including our history of losses, customer concentration risks, the potential for future dilution to our existing common stockholders, our status as a controlled company, the risk that demand for our LED products fails to emerge as anticipated, the availability of financing for our customers, competition from larger companies, and risks relating to third party suppliers and manufacturers, as well as the other Risk Factors described in Item 1A of our Form 10-K for the fiscal year ended December 31, 2013. Revolution Lighting Technologies, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Adjusted EBITDA

We use Adjusted EBITDA as a non-GAAP measure of financial performance. Adjusted EBITDA is calculated by adding back to net income or loss interest and financing related costs, acquisition related charges, severance and transition costs, interest, income taxes, depreciation and amortization, long lived asset impairments and stock based compensation charges. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA is useful to help investors analyze the operating trends in the business and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that use Adjusted EBITDA in their communications with investors. By excluding non-cash charges such as amortization and depreciation, stock based compensation, long lived asset impairments as well as charges for income taxes, interest and financing charges, acquisition related and severance and transition costs, investors can evaluate our operations and compare our results with the results of other companies on a more consistent basis. Management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals and evaluate the performance of business units and management.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance and a useful measure of historical and prospective trends. However there are significant limitations of the use of Adjusted EBITDA since it excludes interest income and expense, financing related and acquisition related charges, severance and transition costs, stock based compensation and income taxes, all of which impact profitability, as well as depreciation and amortization and impairments, related to the use of long lived assets that benefit future periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP performance measures and clearly identifying the differences between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income or loss or operating income or loss presented in accordance with GAAP. Moreover, Adjusted EBITDA as defined by the Company may not be comparable to similarly titled measure provided by other entities.

Contact:

ICR

Anton Nicholas, Cory Ziskind

203-682-8200

Anton.Nicholas@icrinc.com

Cory.Ziskind@icrinc.com